Filed Pursuant to 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 2-91369

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

(the “Company”)

State Street Small-Cap Equity V.I.S. Fund

(the “Fund”)

(Class 1: SSSEX)

SUPPLEMENT DATED FEBRUARY 27, 2024 TO THE PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MAY 1, 2023 AS MAY BE SUPPLEMENTED FROM TIME TO TIME

The Board of Directors of the Company (the “Board”) has approved the appointment of Westfield Capital Management Company, L.P. (“Westfield”) as a sub-adviser to the Fund effective March 1, 2024 (the “Implementation Date”).

Effective as of the Implementation Date, the Prospectus and Summary Prospectus are amended as follows:

1.	All references to Sub-Advisers shall now include Westfield.

2.	The section titled “Investment Adviser and Sub-Advisers” beginning on page 11 of the Summary Prospectus is restated as follows:

Investment Adviser and Sub-Advisers

SSGA FM serves as the investment adviser to the Fund. Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management LLC (“Kennedy”), Palisade Capital Management, LP (“Palisade”), SouthernSun Asset Management, LLC (“SouthernSun”), and Westfield Capital Management Company, L.P. (“Westfield”) serve as investment sub-advisers to the Fund, subject to the oversight of SSGA FM.

The professionals primarily responsible for the day-to-day management of the Fund are Carrie Peluso, Shawn McKay, Fares Altaher, Scott Brayman, Frank Latuda, Jr., McAfee Burke, Dennison Veru, Marc Shapiro, Philip Cook, William Muggia, Richard Lee, Ethan Meyers and Rajat Babbar. Ms. Peluso has served as a portfolio manager of the Fund since April 2021, Mr. McKay has served as a portfolio manager of the Fund since 2019, Mr. Altaher has served as portfolio manager of the Fund since May 2022, Mr. Brayman has served as a portfolio manager of the Fund since 2008, Mr. Latuda has served as a portfolio manager of the Fund since 2010, Mr. Burke has served as a portfolio manager of the Fund since 2022, Mr. Veru has served as a portfolio manager since 2000, Mr. Shapiro has served as a portfolio manager of the Fund since 2012, Mr. Cook has served as a portfolio manager of the Fund since 2021, Mr. Muggia has served as a portfolio manager of the Fund since March 2024, Mr. Lee has served as portfolio manager of the Fund since March 2024, and Mr. Meyers has served as portfolio manager of the Fund since March 2024.

Carrie Peluso, CFA, is a Managing Director of the Adviser and the Head of Manager Research for the Investment Solutions Group. She joined the Adviser in 2018.

Shawn McKay, CFA, is a Vice President of the Adviser and a member of the portfolio construction team within the Investment Solutions Group. He joined the Adviser in 2007.

Fares Altaher is a Vice President of the Adviser and a member of the Manager Research Team for the Investment Solutions Group. He joined the Adviser in 2018.

Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain. He joined Champlain in 2004.

Filed Pursuant to 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 2-91369

Frank Latuda Jr., CFA, is a Director and Chief Investment Officer at Kennedy. He joined Kennedy in 1997.

McAfee Burke, CFA, is a portfolio manager at Kennedy. He joined Kennedy in 2015.

Marc Shapiro is a Partner and Senior Portfolio Manager at Palisade. He joined Palisade in March 2004.

Dennison Veru is the Senior Partner and Chief Investment Officer at Palisade. He joined Palisade in March 2000.

Phillip Cook is the Chief Investment Officer and Principal at SouthernSun. He joined SouthernSun in 2006.

William A. Muggia is the Chief Executive Officer and Chief Investment Officer at Westfield. He joined Westfield in 1994.

Richard D. Lee, CFA, is a Managing Partner and Chief Investment Officer at Westfield. He joined Westfield in 2004.

Ethan J. Meyers, CFA, is a Managing Partner and Director of Research at Westfield. He joined Westfield in 1999.

3.

In the section titled “Management and Organization – Portfolio Management” beginning on page 77 of the Prospectus, the following is added to the list of portfolio managers listed in the table for State Street Small-Cap Equity V.I.S. Fund:

William Muggia (Westfield), Richard Lee (Westfield), Ethan Meyers (Westfield)

4.	In the section titled “Management and Organization – Sub-Advisers” beginning on page 80 of the Prospectus, the following information is added

Westfield Capital Management Company, L.P.

Westfield Capital Management, L.P. (“Westfield”), located at One Financial Center, Boston, Massachusetts 02111 has been a registered investment adviser since 1989. Westfield is 100% employee owned. As of September 30, 2023, Westfield managed approximately $15.1 billion in assets.

Investment decisions for the Fund are made by consensus of the Westfield Investment Committee (the “Committee”), which is chaired by William A. Muggia. Although the Committee collectively acts as portfolio manager for the Fund, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities.

Richard D. Lee, CFA, is a Managing Partner and Chief Investment Officer of Westfield, and a portfolio manager of State Street Small-Cap Equity V.I.S. Fund. Mr. Lee covers Hardware, Semiconductors, and IT Services. He has been at Westfield since 2004 and has managed State Street Small-Cap Equity V.I.S. Fund since March 2024.

Ethan J. Meyers, CFA, is a Managing Partner and Director of Research of Westfield, and a portfolio manager of State Street Small-Cap Equity V.I.S. Fund. Mr. Meyers covers Financial Technology and Business Services. He has been at Westfield since 1999 and has managed State Street Small-Cap Equity V.I.S. Fund since March 2024.

William A. Muggia, is President, Chief Executive Officer, Chief Investment Officer, and Managing Partner of Westfield, and a portfolio manager of State Street Small-Cap Equity V.I.S. Fund. In addition to his executive duties, Mr. Muggia chairs the Investment Committee, serves as Market Strategist, and contributes investment ideas primarily within the Health Care and Energy sectors. He has been at Westfield since 1994 and has managed State Street Small-Cap Equity V.I.S. Fund since March 2024.

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